

Q3 2021 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2020. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended September 30, 2021.

COVER: **Legend Oaks Healthcare & Rehabilitation - Waxahachie, operated by a subsidiary of The Ensign Group, Inc. in Waxahachie, TX.**

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Investor Relations

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Healthy dividend coverage



AS OF NOVEMBER 8, 2021

144	SENIOR HOUSING
75	SKILLED NURSING
2	HOSPITAL
1	MEDICAL OFFICE

222	35	34
PROPERTIES	OPERATING PARTNERS	STATES


PARTNERS[1]
4% SMALL
15% NHC
9% ENSIGN
1% OTHER PUBLIC
7% LCS
2% HOLIDAY
19% SLC
14% BICKFORD
4% DISCOVERY
4% HSM
3% CHANCELLOR
3% SLM
15% OTHER

Regional 62% Small 4%
Public 25% National Private Chain 9%


ASSETS[1]
OTHER INCOME[2]
3%
SKILLED
32%
2% HOSPITAL & MOB
27% ENTRANCE FEE
5% INDEPENDENT LIVING
25% ASSISTED LIVING
6% SENIOR LIVING CAMPUS

Sr. Hsng. Need-Driven 31% Medical 34%
Sr. Hsng. Discretionary 32% Other Income 3%[2]

[1] Based on annualized cash revenue of $259.4 million in place at September 30,2021.
[2] Other income consists primarily of revenue from non-mortgage notes receivable.

PORTFOLIO SUMMARY

as of September 30, 2021 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	87	4,844	$ 43,669	$ 3,622	$ 40,047	$ 18,401	$ 58,448
Senior Living Campus	12	1,690	13,968	991	12,977	3,677	16,654
Total Senior Housing - Need Driven	99	6,534	57,637	4,613	53,024	22,078	75,102
Senior Housing - Discretionary							
Independent Living	23	2,674	21,285	3,713	17,572	(5,641)	11,931
Entrance-Fee Communities	11	2,707	46,132	2,285	43,847	14,723	58,570
Total Senior Housing - Discretionary	34	5,381	67,417	5,998	61,419	9,082	70,501
Total Senior Housing	133	11,915	125,054	10,611	114,443	31,160	145,603
Medical Facilities							
Skilled Nursing	72	9,433	61,906	543	61,363	20,971	82,334
Hospitals	2	130	2,803	82	2,721	2,777	5,498
Medical Office Buildings	1	61,500 *	248	10	238	80	318
Total Medical Facilities	75	9,563	64,957	635	64,322	23,828	88,150
Current Year Disposals and Held for Sale			12,613	943	11,670	(11,670)	—
Total Leases	208	21,478	202,624	12,189	190,435	43,318	233,753
Escrow funds received from tenants			7,519		7,519	(7,519)	—
Total Rental Income			210,143		197,954	35,799	233,753
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	565	4,566		4,566	2,075	6,641
Senior Housing - Discretionary	2	714	9,875		9,875	2,083	11,958
Skilled Nursing	3	180	304		304	95	399
Other Notes Receivable	—	—	3,599		3,599	3,071	6,670
Total Mortgage and Other Notes	14	1,459	18,344		18,344	7,324	25,668
Investment and Other Income			561		561	(561)	—
Total Revenue			$ 229,048	$ 12,189	$ 216,859	$ 42,562	$ 259,421

OPERATING PARTNERS

Partner	Description	Ownership	Market Focus	% of Revenue[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	19%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	15%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	14%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	9%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	7%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 200 facilities. Holiday was acquired by Atria Senior Living in July 2021.	Private	SHO	2%

[1]Based on annualized cash revenue of $259.4 million for contracts in place at September 30, 2021.

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	123	74	3	200
2Q20	1.17x	2.90x	2.95x	1.74x
2Q21	1.06x	2.80x	3.60x	1.64x

Property Class	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC & HOLIDAY	MEDICAL	MEDICAL EXCL. NHC
Properties	93	51	30	4	77	35
2Q20	1.14x	1.13x	1.20x	1.43x	2.90x	2.18x
2Q21	0.86x	0.76x	1.27x	1.74x	2.85x	2.10x

Customers	NHC[1]	SLC[2]	BICKFORD[2]	HOLIDAY
Properties	42	10	42	17
2Q20	3.81x	1.09x	1.15x	1.20x
2Q21	3.82x	1.28x	0.97x	0.94x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	115	74	2	191
2Q20	1.17x	2.90x	3.80x	1.74x
1Q21	1.05x	2.80x	4.82x	1.63x

Property Class	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC & HOLIDAY	MEDICAL	MEDICAL EXCL. NHC
Properties	86	44	29	3	76	34
2Q20	1.14x	1.12x	1.21x	1.48x	2.92x	2.16x
2Q21	0.85x	0.73x	1.27x	1.76x	2.86x	2.05x

Customers	NHC[1]	SLC[2]	BICKFORD[2]	HOLIDAY
Properties	42	10	42	17
2Q20	3.81x	1.09x	1.15x	1.20x
2Q21	3.82x	1.28x	0.97x	0.94x

NHI DISPOSITIONS

Property Type	LEGACY SHO	SHO DISPOSITIONS	SHO	LEGACY TOTAL	TOTAL DISPOSITIONS	TOTAL
Properties	139	16	123	219	19	200
2Q20	1.15x	0.95x	1.17x	1.71x	1.32x	1.74x
2Q21	1.02x	0.62x	1.06x	1.61x	1.21x	1.64x

Customers	LEGACY BICKFORD	BICKFORD DISPOSITIONS	BICKFORD[2]	LEGACY HOLIDAY	HOLIDAY DISPOSITIONS	HOLIDAY
Properties	48	6	42	26	9	17
2Q20	1.12x	0.83x	1.15x	1.18x	1.11x	1.20x
2Q21	0.92x	0.52x	0.97x	0.89x	0.72x	0.94x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; and includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.

1 *NHC based on corporate-level Fixed Charge Coverage Ratio and includes 3 independent living facilities.*

2 *Proforma SLC & Bickford T12 EBITDARM coverages excluding PPP income is 1.09x and 0.81x, respectively.*

3 *Excludes properties that have transitioned operators in past 24 months*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
SHO	3	December 2021	Open	C	1,000	0.39 %
MOB	1	February 2025	Open	A	318	0.12 %
HOSP	1	March 2025	Exercised	B	2,076	0.80 %
SNF	7	August 2028	2025	C	3,697	1.43 %
SHO	2	May 2035	2027	B	5,454	2.10 %
SNF	1	September 2028	2028	C	482	0.19 %
						5.03 %

Option Type:

A. Greater of fixed base price or fair market value
B. Fixed base price plus a specified share on any appreciation
C. Fixed base price
D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $259.4 million for contracts in place at September 30,2021.*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2021	5	847	1,318	—	2,165
2022	7	2,521	—	—	2,521
2023	15	12,346	3,059	—	15,405
2024	2	1,912	—	—	1,912
2025	3	532	—	2,395	2,927
2026	35	1,360	32,780	—	34,140
2027	3	12,843	—	—	12,843
2028	14	6,080	4,179	—	10,259
2029	31	56,258	13,907	—	70,165
2030	7	5,155	—	—	5,155
Thereafter	86	45,748	27,089	3,421	76,258

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 35 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
10%
INVESTMENT STRUCTURE
LEASE
90%

*The average age of properties acquired since 2014-2021 is **16.9 years.** The total portfolio average age is **24.8 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	$ 40,250	$ (40,250)	$ —
Navion Senior Solutions	SHO	Lease	48/1	TN	7.50%	6,600	(6,600)	—
						$ 46,850	$ (46,850)	$ —
Q3 2020								
41 Management	SHO	Lease	43/1	WI	7.50%	$ 12,300[2]	$ (12,300)	$ —
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100 [3]	(15,100)	—
						$ 176,542	$ (176,542)	$ —

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[4]	$ 50,000	$ (2,108)	$ 47,892
Vizion Health*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(19,933)	67
Navion Senior Solutions	SHO	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$ (25,641)	$ 47,959
Q4 2020								
41 Management	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (14,405)	$ 7,795
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(6,091)	8,109
Watermark Retirement	SHO	Working Capital Note	420/2	CT	7.50%	5,000	(1,436)	3,564
Q1 2020								
Timber Ridge OpCo	SHO	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (25,932)	$ 24,468
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	466/1	AZ	7.25%	$ 118,800	$ (109,220)	$ 9,580
Bickford Senior Living	SHO	Construction Loan	183/3	MI, VA	9.00%	42,900	(34,791)	8,109
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(9,909)	2,091

** Indicates new operating relationship*
[1] Building count excludes renovations.
[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from 41 Management.
[3] Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.
[4] NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Balance Sheet Data					
Gross cost of real estate assets	$ 3,021,664	$ 3,241,699	$ 3,266,255	$ 3,265,070	$ 3,264,564
Total assets	2,912,177	3,077,445	3,183,273	3,120,489	3,139,273
Total liabilities	1,362,971	1,520,385	1,620,558	1,597,544	1,635,271
Total noncontrolling interests	10,149	10,345	10,530	10,711	10,953
Total stockholder's equity attributable to NHI	1,539,057	1,546,715	1,552,185	1,512,234	1,493,049
Operating Data					
Total revenue	$ 73,833	$ 74,330	$ 80,885	$ 81,238	$ 84,301
Rental revenue - GAAP	67,043	68,351	74,749	74,941	77,821
Straight-line rents	3,798	4,150	4,241	4,930	5,086
Rental revenue - Cash[1]	60,063	62,026	68,347	67,548	68,728
Cash NOI	66,610	68,130	74,607	73,802	75,302
Adjusted EBITDA[2]	66,364	68,496	70,485	74,907	77,012
Interest expense	12,715	12,840	12,973	12,293	12,892
General & administrative expense	3,650	3,588	7,989	3,176	2,785
NAREIT FFO per common share	1.16	1.16	1.23	1.28	1.42
Normalized FFO per common share	1.15	1.16	1.24	1.37	1.42
Capitalization					
Common shares outstanding at end of each period	45,851	45,851	45,851	45,186	44,729
Market value of equity at end of each period	$ 2,453,029	$ 3,074,310	$ 3,314,110	$ 3,125,516	$ 2,695,817
Total debt	1,285,287	1,434,744	1,524,725	1,499,285	1,528,968
Secured debt	95,077	95,169	95,260	95,354	138,165
Net debt	1,236,894	1,402,200	1,411,350	1,455,941	1,486,770
Total market capitalization, including net debt	3,689,923	4,476,510	4,725,460	4,581,457	4,182,587
Ratios					
Interest coverage ratio	5.2x	5.3x	5.4x	6.1x	6.0x
Fixed charge coverage ratio	5.4x	5.6x	5.7x	6.4x	6.3x
Net debt to adjusted EBITDA (annualized)	4.8x	5.1x	5.0x	4.9x	4.8x
Net debt as a percentage of market capitalization	33.5%	31.3%	29.9%	31.8%	35.5%
Total Debt / Gross Assets	36.7%	38.8%	40.1%	40.3%	41.1%
Secured Debt / Gross Assets	2.7%	2.6%	2.5%	2.6%	3.7%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 1.1025	$ 1.1025	$ 1.1025
Normalized FFO payout ratio per common share	78.3%	77.6%	88.9%	80.5%	77.6%
Dividends declared	$ 41,266	$ 41,266	$ 50,550	$ 49,818	$ 49,314
Normalized FFO payout ratio	78.6%	77.6%	89.7%	80.9%	78.0%
Normalized FAD payout ratio	80.6%	78.1%	84.9%	84.4%	81.8%
Portfolio Statistics					
Number of Properties	222	236	242	242	243

[1] Excludes escrow funds received from tenants.
[2] For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.

CAPITAL STRUCTURE

Fixed Charge Coverage


10
8
6
4
2
0
6.4x
6.0x
5.4x
6.0x
5.4x
2017
2018
2019
2020
2021


SECURED, FIXED
7%
UNSECURED, FIXED
93%
DEBT1

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$262.0
$252.0
$520.0
$525.0
$550.0
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.2x
4.5x
4.7x
4.7x
4.8x
2017
2018
2019
2020
2021

September 30, 2021 (dollars in thousands)	Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt				
Fixed Rate				
Fannie Mae Mortgage Loans	$95,077	3.93%	7.3%	4 years
Total Secured Debt	95,077			
Unsecured Debt				
Fixed Rate				
Term Loans	400,000	3.23%[4]	30.9%	2 years
Private Placement	400,000	4.15%	30.9%	3 years
Public Bonds	400,000	3.00%	30.9%	9 years
Variable Rate				
Revolving Credit Facility	—	—%	—%	1 year
Total Unsecured Debt	1,200,000			
Subtotal	1,295,077	3.50%	100.0%	5 years
Note Discounts	(3,002)			
Unamortized Loan Costs	(6,788)			
Total Debt	$ 1,285,287			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2021*

DEBT MATURITIES

Debt Schedule

(dollars in thousands)

Financial Instrument		Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$550MM Revolver (L + 120)[3]	$	—	1.28%	Variable	Aug-22	0.8	No
Bank Term Loan (L + 135)		100,000	1.43%	Variable	Aug-22	0.8	No
Bank Term Loan (L + 130)		300,000	1.38%	Variable	Sep-23	1.9	No
$125MM Private Placement Term Loan		125,000	3.99%	Fixed	Jan-23	1.3	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	2.1	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	2.9	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	4.1	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	5.3	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	9.3	No
Fannie Mae Term Loans		95,077	3.93%	Fixed	Jul-25	3.8	Yes
Total Debt	$	1,295,077					
Weighted Averages			2.93%			4.6	
Impact of Swaps[4]			0.57%				
Effective Weighted Average Interest			3.49%				

[1] As of September 30, 2021.
[2] Variable rates based on 1-month USD LIBOR on September 30, 2021.
[3] NHI exercised a 1-year extension option effective April 30, 2021.
[4] Swap agreements representing a notional amount of $400 million expire in Dec-21.

Debt Maturity Schedule[1]

(dollars in millions)



Senior Notes
Convertible Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$800
$700
$600
$500
$400
$300
$200
$100
$0
$-
$650
$550
$100
$475
$300
$175
$75
$75
$145
$95
$50
$-
$100
$100
$400
$400
2021
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS

Select Credit Facility, Private Placement and Public Bond Covenants[1]

Credit Facility	Requirement	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Leverage ratio	<= 60%	44%	46%	43%	44%	44%
Unencumbered leverage ratio	<= 60%	49%	51%	46%	48%	48%
Secured leverage ratio	<= 30%	3%	3%	3%	3%	4%
Fixed charge coverage ratio	>= 1.75	5.71	6.03	6.13	6.03	5.68
Tangible net worth	$965MM + 75% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q3 2021	Q2 2021	Q1 2020	Q4 2020	Q3 2020
Leverage ratio	<= 60%	44%	46%	43%	44%	44%
Unencumbered leverage ratio	<= 60%	49%	51%	46%	48%	48%
Secured leverage ratio	<= 30%	3%	3%	3%	3%	4%
Fixed charge coverage ratio	>= 2.00	4.73	5.08	5.16	5.45	4.98
Tangible net worth	$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q3 2021	Q2 2021	Q1 2020	Q4 2020	Q3 2020
Leverage ratio	<= 60%	38%	40%	41%	N/A	N/A
Secured leverage ratio	<= 40%	3%	3%	3%	N/A	N/A
Debt service ratio	>= 1.50	5.93	7.33	5.60	N/A	N/A
Unencumbered asset ratio	>= 150%	270%	255%	248%	N/A	N/A

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

Cash NOI: 7.6% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$225.5
$251.5
$271.5
$290.5
$302.8
2016
2017
2018
2019
2020

Adjusted EBITDA: 6.8% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$236.5
$265.0
$280.2
$298.4
$307.4
2016
2017
2018
2019
2020

Normalized FAD: 8.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$173.7
$198.0
$214.4
$226.5
$239.7
2016
2017
2018
2019
2020

NFFO Per Share: 3.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.87
$5.29
$5.46
$5.50
$5.60
2016
2017
2018
2019
2020

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0
1.2%
(7.1)%
1.9%
(6.6)%
3.6%
(5.6)%
3.7%
(5.6)%
4.9%
(4.4)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on results through 3Q 2021

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(2.3)%
(10.2)%
(-)%
(8.7)%
1.3%
(6.3)%
2.2%
(5.7)%
2.8%
(4.7)%

Peer Average Source: Wells Fargo Securities; based on TTM dividends declared through 3Q21

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
3.9%
4.4%
4.3%
4.2%
4.0%
2016
2017
2018
2019
2020

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400
350
300
250
200
150
100
50
0
4.6%
33.4%
56.1%
11.7%
39.2%
118.3%
69.9%
82.6%
150.4%
168.2%
189.7%
365.9%
3 Year
5 Year
7 Year
10 Year

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.60
$3.80
$4.00
$4.20
$4.41
2016
2017
2018
2019
2020

BALANCE SHEETS

(in thousands, except share and per share amounts)

		September 30,2021		December 31, 2020
Assets		*(unaudited)*		
Real estate properties				
Land	$	200,559	$	220,361
Buildings and improvements		2,818,321		3,041,616
Construction in progress		2,784		3,093
		3,021,664		3,265,070
Less accumulated depreciation		(593,215)		(597,638)
Real estate properties, net		2,428,449		2,667,432
Mortgage and other notes receivable, net		284,608		292,427
Cash and cash equivalents		48,393		43,344
Straight-line rent receivable		99,895		95,703
Assets held for sale, net		17,443		—
Other assets		33,389		21,583
Total Assets	$	2,912,177	$	3,120,489
Liabilities and Stockholders' Equity				
Debt	$	1,285,287	$	1,499,285
Accounts payable and accrued expenses		20,886		25,189
Dividends payable		41,266		49,818
Lease deposit liabilities		8,838		10,638
Deferred income		6,694		12,614
Total Liabilities		1,362,971		1,597,544
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 and 100,000,000 shares authorized; 45,850,599 and 45,185,992 shares issued and outstanding, respectively		459		452
Capital in excess of par value		1,590,194		1,540,946
Cumulative dividends in excess of net income		(49,768)		(22,015)
Accumulated other comprehensive loss		(1,828)		(7,149)
Total National Health Investors Stockholders' Equity		1,539,057		1,512,234
Noncontrolling interests		10,149		10,711
Total Equity		1,549,206		1,522,945
Total Liabilities and Stockholders' Equity	$	2,912,177	$	3,120,489

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended September 30,		2021		2020
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	67,043	$	77,821
Interest income and other		6,790		6,480
		73,833		84,301
Expenses				
Depreciation		20,035		20,836
Interest		12,715		12,892
Legal		117		241
Franchise, excise and other taxes		244		164
General and administrative		3,650		2,785
Taxes and insurance on leased properties		3,182		4,187
Loan and realty (gains) losses		22,425		(193)
		62,368		40,912
Loss from equity method investment		(557)		(728)
Gain on sale of real estate		19,941		—
Net income		30,849		42,661
Less: net (income) loss attributable to noncontrolling interests		(35)		(66)
Net income attributable to common stockholders	$	30,814	$	42,595
Weighted average common shares outstanding:				
Basic		45,850,599		44,661,650
Diluted		45,851,424		44,662,403
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.67	$	0.95
Net income attributable to common stockholders - diluted	$	0.67	$	0.95

RECONCILIATIONS

(in thousands, except share and per share amounts)

Quarter Ended September 30,	2021	2020
	(unaudited)	*(unaudited)*
Net income attributable to common stockholders	$ 30,814	$ 42,595
Elimination of certain non-cash items in net income:		
Depreciation	20,035	20,836
Depreciation related to noncontrolling interests	(210)	(210)
Gains on sale of real estate	(19,941)	—
Impairment of real estate	22,462	—
NAREIT FFO attributable to common stockholders	53,160	63,221
Litigation settlement	(266)	—
Recognition of unamortized note receivable commitment fees	(375)	—
Normalized FFO attributable to common stockholders	52,519	63,221
Straight-line lease revenue, net	(3,798)	(5,086)
Straight-line lease revenue, net, related to noncontrolling interests	20	29
Straight-line lease expense related to equity method investment	11	31
Amortization of lease incentives	252	250
Amortization of original issue discount	80	102
Amortization of debt issuance costs	556	871
Amortization related to equity method investment	268	537
Note receivable credit loss expense	(37)	(193)
Non-cash stock-based compensation	989	457
Equity method investment capital expenditures	(105)	(105)
Equity method investment non-refundable fees received	418	156
Normalized FAD attributable to common stockholders	$ 51,173	$ 60,270
BASIC		
Weighted average common shares outstanding	45,850,599	44,661,650
NAREIT FFO attributable to common stockholders per share	$ 1.16	$ 1.42
Normalized FFO attributable to common stockholders per share	$ 1.15	$ 1.42
DILUTED		
Weighted average common shares outstanding	45,851,424	44,662,403
NAREIT FFO attributable to common stockholders per share	$ 1.16	$ 1.42
Normalized FFO attributable to common stockholders per share	$ 1.15	$ 1.42
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 1.1025
Normalized FFO payout ratio per diluted common share	78.3%	77.6%
Dividends declared	$ 41,266	$ 49,314
Normalized FFO payout ratio	78.6%	78.0%
Normalized FAD payout ratio	80.6%	81.8%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation	Quarter Ended September 30, 2021		2020	
Net income	$	30,849	$	42,661
Interest expense		12,715		12,892
Franchise, excise, and other taxes		244		164
Depreciation		20,035		20,836
NHI's share of EBITDA adjustments for unconsolidated entities		678		652
Gain on sale of real estate		(19,941)		—
Impairment of real estate		22,462		—
Recognition of unamortized note receivable commitment fees		(375)		—
Litigation Settlement		(266)		—
Note receivable credit loss expense		(37)		(193)
Adjusted EBITDA	$	66,364	$	77,012
Interest expense at contractual rates		10,234	$	10,129
Interest rate swap payments, net		1,851		1,778
Principal payments		92		308
Fixed Charges	$	12,177	$	12,215
Fixed Charge Coverage		5.4x		6.3x

Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$	1,285,287
Less cash and cash equivalents		(48,393)
Consolidated Net Debt	$	1,236,894
Adjusted EBITDA	$	66,364
Annualizing Adjustment		199,092
Annualized impact of recent investments, disposals and payoffs		(7,915)
	$	257,541
Consolidated Net Debt to Adjusted EBITDA		4.8x

Cash NOI		Q3 2021		Q3 2020		YTD 2021		YTD 2020
Rental income	$	67,043	$	77,821	$	210,143	$	232,266
Straight-line rent income		(3,798)		(5,086)		(12,189)		(15,481)
Taxes and insurance on leased properties		(3,182)		(4,007)		(7,519)		(7,190)
Amortization of lease incentives		252		250		774		735
Lease payments received from tenants	$	60,315	$	68,978	$	191,209	$	210,330
Interest income and other		6,790		6,480		18,905		19,306
Amortization of commitment fees and discounts		(495)		(156)		(768)		(610)
Cash NOI	$	66,610	$	75,302	$	209,346	$	229,026
Period over Period change ($)	$	(8,692)			$	(19,680)		
Period over Period change (%)		(11.5)%				(8.6)%		

DISPOSITIONS

(dollars in thousands)

BUILDING/ TENANT	UNITS	BUILDINGS	NET PROCEEDS	ANNUALIZED CASH RENT[1]	ANNUALIZED CASH NOI[1]	IMPLIED CASH RENT YIELD[1]	IMPLIED CASH NOI YIELD[1]	EBITDARM COVERAGE[1]
SENIOR HOUSING DISPOSITIONS								
Q2 2021								
Bickford	247	6	$ 39,924[2]					
Q3 2021								
Holiday	1,030	9	119,799					
Q3 2021								
SLM Savannah Court	131	1	12,847					
TOTAL SENIOR HOUSING	1,408	16	$ 172,570	$ 16,281	$ 5,418	9.4%	3.1%	0.50x
HOSPITAL & MOB DISPOSITIONS								
Q2 2021								
North Okaloosa	NA	1						
Q3 2021								
Trustpoint Hospital	217	1						
Q3 2021								
Kentucky River	55	1						
TOTAL HOSPITAL & MOB	272	3	$ 43,416	$ 6,673	$ 3,057	15.4%	7.0%	2.29x
TOTAL DISPOSITIONS	1,680	19	$ 215,986	$ 22,953	$ 8,475	10.6%	3.9%	1.02x

[1] Based on annualized three-month results though June 30, 2021.
[2] Excludes a $13.0 million second mortgage note provided by NHI.

DEFERRALS & ABATEMENTS

(dollars in thousands)

DEFERRALS	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021[3]	YTD 2021	CUMULATIVE
Bickford	$ —	$ 3,750	$ 3,750	$ 3,750	$ 6,500	$ 3,500	$ 4,500	$ 18,250	$ 22,000
Holiday	—	—	—	—	1,200	600	—	1,800	1.800
All Others	534	698	1,232	447	2,201	1,675	453	4,776	6,008
Total	$ 534	$ 4,448	$ 4,982	$ 4,197	$ 9,901	$ 5,775	$ 4,953	$ 24,826	$ 29,808

ABATEMENTS	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021[3]	YTD 2021	CUMULATIVE
Bickford	$ 2,100	$ —	$ 2,100	$ —	$ —	$ —	$ —	$ —	$ 2,100
All Others	20	30	50	—	—	—	—	—	50
Total	$ 2,120	$ 30	$ 2,150	$ —	$ —	$ —	$ —	$ —	$ 2,150

COLLECTIONS	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021[3]	YTD 2021	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
All Others	—	—	—	—	—	44	15	58	58
Total	$ —	$ —	$ —	$ —	$ —	$ 44	$ 15	$ 58	$ 58

[3] Includes previously announced October deferrals and $2.0 million in Bickford deferrals for November and December 2021.

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NOTES